UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

KKR Financial Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor
San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

415-315-3620

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 4, 2007, KKR Financial Holdings LLC (the “Company”) entered into an Amended and Restated Management Agreement (the “Amended and Restated Management Agreement”) by and among the Company, KKR Financial Advisors LLC and KKR Financial Corp. that added the Company as a party to the Management Agreement, dated as of August 12, 2004, by and among KKR Financial Advisors LLC and KKR Financial Corp.

A copy of the Amended and Restated Management Agreement is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

On May 4, 2007, the board of directors of the Company (the “Board”) adopted the 2007 Share Incentive Plan for the Company (the “2007 Share Incentive Plan”), which amends and restates the 2004 Share Incentive Plan of KKR Financial Corp.

A copy of the 2007 Share Incentive Plan is attached to this Current Report as Exhibit 10.2 and is incorporated herein by reference.

On May 4, 2007, the Board adopted the KKR Financial Holdings LLC Non-Employee Deferred Compensation and Share Incentive Plan (the “Deferred Compensation Plan”), which amends and restates the KKR Financial Corp. Non-Employee Directors’ Deferred Compensation and Stock Award Plan.

A copy of the Deferred Compensation Plan is attached to this Current Report as Exhibit 10.3 and is incorporated herein by reference.

On May 4, 2007, the Company entered into the Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”) with Bank of America, N.A., as Administrative Agent and the lender parties thereto, and KKR Financial Corp., KKR TRS Holdings, Inc., KKR TRS Holdings, Ltd., KKR Financial Holdings II, LLC, KKR Financial Holdings III, LLC, KKR Financial Holdings, Inc. and KKR Financial Holdings, Ltd. The Second Amended and Restated Credit Agreement amends and restates the First Amendment to Credit Agreement of the Company and the parties thereto, dated as June 17, 2005.

A copy of the Second Amended and Restated Credit Agreement is attached to this Current Report as Exhibit 10.7 and is incorporated herein by reference.

On May 4, 2007, the Company entered into the Amended and Restated License Agreement (the “Amended and Restated License Agreement”) among the Company, Kohlberg Kravis Roberts & Co. L.P. and KKR Financial Corp, which amends and restates the License Agreement, dated as of August 12, 2004 between Kohlberg Kravis Roberts & Co. L.P. and KKR Financial Corp.

A copy of the Amended and Restated License Agreement is attached to this Current Report as Exhibit 10.8 and is incorporated herein by reference.

Item 3.03               Material Modification of Rights of Security Holders.

On May 3, 2007, the stockholders of KKR Financial Corp. approved a merger under the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, KKR Financial Corp. and KKR Financial Merger Corp., which provided for the merging of KKR Financial Merger Corp. with and into KKR Financial Corp (the “Merger”). On May 4, 2007, the Merger became effective. Pursuant to the Merger, each share of common stock of KKR Financial Corp. was converted into one common share representing a limited liability company interest (each, a “Share” and collectively, the “Shares”) in the Company, and the Shares became publicly traded on the New York Stock Exchange. A copy of the press release announcing the completion of the Merger is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2007, the Company filed a form of Amended and Restated Operating Agreement of the Company (the “Operating Agreement”) as Annex B to the Company’s proxy statement/prospectus on Form S-4 (file no. 333-140586) (the “Proxy Statement/Prospectus”). The Operating Agreement is substantially similar to the charter and bylaws of KKR Financial Corp. that were in place immediately prior to filing the Articles of Merger (the “Pre-Merger KKR Financial Corp. Charter and Bylaws”). For a summary description of the principal differences between the Operating Agreement and the Pre-Merger KKR Financial Corp. Charter and Bylaws, refer to pages 107-116 (“Comparison of Rights of Stockholders of KKR Financial Corp. and Holders of Shares of KKR Financial Holdings LLC”) of the Proxy Statement/Prospectus.

The Amended and Restated Operating Agreement of KKR Financial Holdings LLC in effect at the effective time of the Merger is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01               Other Events.

On May 4, 2007, the Company issued a press release announcing that its board of directors had declared a distribution on the Company’s Shares in the amount of $0.56 per Share. The distribution will be payable on May 31, 2006 to holders of record of Shares as of the close of business on May 17, 2007.

A copy of the press release announcing the cash distribution is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference solely for the purpose of this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

Exhibit 3.1	Amended and Restated Operating Agreement of KKR Financial Holdings LLC.

Exhibit 10.1	Amended and Restated Management Agreement, dated as of May 4, 2007, among the Company, KKR Financial Advisors LLC and KKR Financial Corp.

Exhibit 10.2	2007 Share Incentive Plan for the Company.

Exhibit 10.3	KKR Financial Holdings LLC Non-Employee Deferred Compensation and Share Incentive Plan.

Exhibit 10.4	Form of Nonqualified Share Option Agreement.

Exhibit 10.5	Form of Restricted Share Award Agreement.

Exhibit 10.6	Form of Restricted Share Award Agreement for Non-Employee Directors.

Exhibit 10.7

Second Amended and Restated Credit Agreement, dated as of May 4, 2007, under the Bank of America, N.A. $800,000,000 Senior Credit Facility among the Company, KKR Financial Corp., KKR TRS Holdings, Inc., KKR TRS Holdings, Ltd., KKR Financial Holdings II, LLC, KKR Financial Holdings III, LLC, KKR Financial Holdings, Inc. and KKR Financial Holdings, Ltd.

Exhibit 10.8	Amended and Restated License Agreement, dated as of May 4, 2007, among the Company, Kohlberg Kravis Roberts & Co. L.P. and KKR Financial Corp.

Exhibit 99.1	Press Release, dated May 4, 2007, announcing completion of Merger by KKR Financial Corp. stockholders and the distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Financial Holdings LLC
(Registrant)
Date: May 4, 2007

	By:	/s/ JEFFREY B. VAN HORN
Jeffrey B. Van Horn
Chief Financial Officer
(Principal Financial and Accounting Officer)